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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 13, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                      1-15615                  36-1433610
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


   155 North Wacker Drive, Suite 500, Chicago, Illinois          60606
            (Address of Principal Executive Offices)           (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 13, 2005, the Board of Directors of the Company increased the annual base salary of Lucinda M. Baier, the Company's Chief Executive Officer, President and Chief Operating Officer, from $425,000 to $500,000. The increase is effective as of April 13, 2005, the date on which Ms. Baier was appointed Chief Executive Officer.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Appointment of Chief Executive Officer.

         On April 13, 2005, Lucinda M. Baier, the Company's Interim Chief Executive Officer, President and Chief Operating Officer, was appointed as Chief Executive Officer of the Company. Ms. Baier was appointed as Interim Chief Executive Officer on March 30, 2005 following the death of Hugh M. Patinkin, the former Chairman and Chief Executive Officer of the Company.

         Ms. Baier, 40, has been President and Chief Operating Officer of the Company since November 30, 2004 and the Interim Chief Executive Officer of the Company since March 30, 2005. Until April, 2004, Ms. Baier was actively employed at Sears, Roebuck and Co., a multiline retail company, where she spent over three years in senior management positions, most recently as the Senior Vice President and General Manager for its Credit and Financial Products business. Prior to her employment with Sears, Roebuck and Co., Ms. Baier served in senior merchandising and financial positions at major retail, chemical and defense corporations, including US Office Products, ICI PLC and General Dynamics.

ITEM 8.01.  OTHER EVENTS.

         On April 13, 2005, the Company appointed Daniel H. Levy as Chairman of the Board. Mr. Levy was appointed as Interim Chairman of the Board on March 30, 2005 following the death of Hugh M. Patinkin, the former Chairman and Chief Executive Officer of the Company.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHITEHALL JEWELLERS, INC.
                                                        (Registrant)


                                                 By: /s/ John R. Desjardins
                                                     ---------------------------
                                                     John R. Desjardins
                                                     Executive Vice President
                                                     and Chief Financial Officer
Date: April 13, 2005